Unlike the Company, we could not send you our proxy until it had been reviewed by the Securities & Exchange Commission.  This process was time consuming.

Time is running short.  To ensure that your vote is counted, please vote immediately using either of the following methods:

IT IS FAST AND EASY.

INTERNET

1.Locate the light BLUE shaded voting instruction form enclosed in this package.
2.Go to the www.proxyvote.com.
3.Locate the 12 digit Control Number printed on the  voting instruction form.  The Control Number is printed on the right side of the voting instruction form under the CUSIP number.
4.Follow the simple instructions on the website.

TOLL-FREE TELEPHONE

1.Locate the light BLUE shaded voting instruction form enclosed in this package.
2.Using a touch tone phone, call (800) 454-8683.
3.When prompted, enter the 12 digit control number printed on your voting instruction form.
4.Follow the simple recorded instructions.

We expect this to be a closely contested election.  So your vote is critically important, no matter how many or how few shares you own!

If you have any questions or require assistance in voting your shares, please call
The Altman Group, toll-free at (866) 796-7175.